AMENDMENT NO. 1 TO AMENDED AND RESTATED AGREEMENT
                               AND PLAN OF MERGER

         This AMENDMENT NO. 1 TO AMENDED AND RESTATED AGREEMENT AND PLAN OF MERGER (this "Amendment") is made and entered into this 1st day of March 2000, among Evans Systems, Inc., a Texas corporation ("EVSI"), I-Net Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of EVSI ("Sub"), I-Net Holdings, Inc., a Delaware corporation (the "Company"), and those shareholders of the Company (the "I-Net Shareholders") listed on Schedule I to the Agreement (as defined below).

         In consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree to amend that certain Amended and Restated Agreement and Plan of Merger, dated as of January 31, 2000 (the "Agreement"), among EVSI, Sub, the Company and the I-Net Shareholders, as follows:

         Section 1. Defined Terms. All capitalized terms used but not defined in this Amendment have the respective meanings ascribed to such terms in the Agreement.

         Section 2. Amendments.

                  (a) The first sentence of Section 2.1(d) of the Agreement is hereby deleted in its entirety and replaced with the following:

                           "Each Company Share outstanding immediately prior to the Effective Time (other than the Company Shares described in Sections 2.1(a) and 2.1(b)) shall be converted into the right to receive the number of fully paid and nonassessable shares (the "EVSI Shares") of EVSI common stock, $.01 par value (the "EVSI Common Stock") equal to (i) the sum of (A) 15,000,000 and (B) the number of Company Shares issuable pursuant to the Existing Company Option (as defined below) and (C) the number of Company Shares issuable pursuant to the Future Employee Options (as defined in Section 6.1) and (D) the number of Company Shares issuable pursuant to Company Warrants (as defined below) (the sum being the "Merger Consideration"), divided by (ii) the sum of (A) the number of Company Shares issued and outstanding immediately prior to the Effective Time and (B) the number of Company Shares issuable pursuant to the Existing Company Option and (C) the number of Company Shares issuable pursuant to the Future Employee

                           Options and (D) the number of Company Shares issuable pursuant to Company Warrants (the quotient being the "Exchange Ratio")."

                  (b)  The  following  new  Section  2.1  (f)  is  added  to the
Agreement:

                           "(f) At the Effective Time, each outstanding warrant (the "Company Warrants") to purchase or acquire Company Shares shall be converted into a warrant to purchase the number of shares of EVSI Common Stock equal to the Exchange Ratio times the number of Company Shares issuable pursuant to the Company Warrants, at an exercise price per share equal to the exercise price for each such share of Company Shares subject to a warrant divided by the Exchange Ratio, and all references in each such warrant to the Company shall be deemed to refer to EVSI, where appropriate."

                  (c) In the ninth line of Section 3.6 (b), following "Future Employee Options (as defined below)," the following is hereby added:

                            ", the  Company  Warrants  and  Company  Convertible
                            Debt".

                  (d) The last sentence of Section 5.7(a) of the Agreement is hereby deleted in its entirety and replaced with the following:

                           "A total of 456,500 shares of EVSI Common Stock have been reserved for issuance pursuant to the stock options and awards described in Section 5.7(b)."

                  (e) Section 5.7(b) of the Agreement is hereby deleted in its entirety and replaced with the following:

                           "As of March 1, 2000, there were outstanding options to purchase an aggregate of 456,500 shares of EVSI
                           Common Stock, of which, (i) options to purchase 170,000 shares of EVSI Common Stock were immediately exercisable as of such date and (ii) options to purchase 286,500 shares of EVSI Common Stock will become exercisable following the approval of the EVSI 2000 Stock Option Plan at the EVSI Shareholders Meeting (as defined below)."

                 (f) in the second line of Section 6.1(c), following "(the "Future Employee Options")", the following is hereby added:



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

                           ", the Company Warrants and Company Convertible Debt"

                  (g) The first sentence in Section 8.12 is hereby deleted in its entirety and replaced with the following:

                           "The Company shall seek to complete in a single transaction or series of transactions a private placement of (i) Company Common Stock, (ii) preferred stock, par value $.001 per share, of the Company ("Company Convertible Preferred") which shall convert into Company Common Stock immediately prior to the Effective Time (as more fully described on Schedule 6.1), (iii) debt which is convertible into Company Common Stock ("Company Convertible Debt") as more fully described on Schedule 6.1) or (iv) Company Warrants, resulting in at least $15.0 million in net proceeds on or before the Effective Time (the "Company Financing"); provided, however, that the Company may not, without the prior written consent of EVSI, issue more than 9,000,000 shares of Company Common Stock (including shares of Company Common Stock issuable upon conversion of Company Convertible Preferred or Company Convertible Debt or shares of Company Common Stock issuable upon conversion of Company Warrants) to consummate the Company Financing."

                  (h) Section 9.1(e) of the Agreement is hereby deleted in its entirety.

                  (i) Number 1 on Schedule 6.1 to the Agreement is hereby deleted in its entirety and replaced with the following:

                           "1. Solicit, enter into agreements for, and raise in a transaction or series of transactions an aggregate of $15,000,000 in a private placement or private placements of Company Common Stock, Company Convertible Preferred, Company Warrants or Company Convertible Debt. Any shares of Company Convertible Preferred and any Company Convertible Debt issued in such private placement shall automatically convert to Company Common Stock concurrently with or prior to the Effective Time. For purposes of calculating the Exchange Ratio in Section 2.1, all shares of Company Convertible Preferred and Company Convertible Debt outstanding immediately prior to the Effective Time shall be considered Company Shares. The Company may issue Company Warrants to purchase up to 3,000,000 Company Shares at an exercise price of not less than $1.00 per share to consummate the Company Financing.



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

                  (j) Number 4 on Schedule 6.1 is hereby amended to change the exercise price for the options from $5.00 per share to $2.125 per share. Also, the reference to "three years" is changed to "no less than two years." In addition the following new subsection (i) is added to Number 4 on Schedule 6.1:

                           "(i) Craig Fleming - 300,000".

                  (k) Number 5 on Schedule 5.1 is hereby amended to change the additional options that can be issued from 325,000 to 25,000 and to change the exercise price per shares from $5.00 to $2.125.

                  (l) Schedule 8.9 to the Agreement is hereby deleted and replaced in its entirety with Exhibit A to this Amendment.

                  (m) Exhibit B to the Agreement is hereby amended to provide that the term of the employment agreement with Mr. Jerriel L. Evans, Sr., as amended, shall be 12 months rather than 18 months and that J. L. Evans, Sr. will not be an officer or director of EVSI upon consummation of the Merger.

         Section 3. Effect. Except as amended by this Amendment, the Agreement remains in full force and effect and nothing herein shall affect, or be deemed to be a waiver of, the other terms and provisions of the Agreement.

         Section 4. Counterpart Originals. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument. This Amendment shall be effective when it has been executed by each of the parties either in person or by facsimile.


                   REMAINDER OF PAGE LEFT INTENTIONALLY BLANK



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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.


                                          EVANS SYSTEMS, INC.


                                          By:   /s/ J.L. Evans, Sr.
                                             -----------------------------------
                                          Name:  J.L. Evans, Sr.
                                          Title: President

                                          I-NET ACQUISITION CORP.


                                          By:   /s/ J.L. Evans, Sr.
                                             -----------------------------------
                                          Name:  J.L. Evans, Sr.
                                          Title: President



                                          I-NET HOLDINGS, INC.


                                          By:   /s/ Richard Dix
                                             -----------------------------------
                                          Name:  Richard Dix
                                          Title: President


                                          PRINCIPAL SHAREHOLDER:



                                          /s/ Richard Dix
                                          --------------------------------------
                                          Richard Dix


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
                                                                       Exhibit A


                                  Schedule 8.9

                      EVSI Officers and Board of Directors

         At the Effective Time, the Board of Directors of EVSI shall consist of the following Persons:

                                Richard Dix
                                Lloyd Shoppa
                                Jack Thompkins
                                Nancy Upton
                                Julie Edwards
                                Carl Schaefer

         The officers of EVSI shall consist of the following Persons:

                                Richard Dix - Chairman of the Board and Chief Executive Officer
                                Craig Flemming - Chief Financial Officer
                                Tom Jacobs - Vice President